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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 OR 15(d) of the
                 Securities Exchange Act of 1934

           Date of Report (Date of earliest reported)
                        November 26, 2001

000-23701
------------------------
(Commission File Number)


SOUTHWEST ROYALTIES, INC.           SOUTHWEST ROYALTIES HOLDINGS,
INC.
-------------------------           -----------------------------
-----
     (Exact name of registrant as specified in its chapter)

Delaware                            Delaware
-------------------------           -----------------------------
-----
         (State or other jurisdiction of incorporation)

75-1917432                          75-2724264
-------------------------           -----------------------------
-----
             (I.R.S. Employer Identification Number)

407 North Big Spring, Suite 300
Midland, Texas                      79701
-------------------------           -----------------------------
-----
(Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code:  (915) 686-
9927
                                             -------------

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ITEM 5.   OTHER EVENTS

       Enclosed  herewith  as  Exhibit  99  is  a  copy  of   the
Registrant's press release dated November 26, 2001.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       99   Press Release dated November 26, 2001.

                           SIGNATURES
                   SOUTHWEST ROYALTIES, INC.


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                        SOUTHWEST
                              ROYALTIES, INC.


                                                              By:
                                   /s/ Bill E. Coggin

-------------------------

Bill E. Coggin, Vice President
                                   and

Chief Financial Officer

                                                            Date:
                                   November 26, 2001


      Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.


Date: November 26, 2001            /s/ Bill E. Coggin
                              ----------------------------------
                              Bill E. Coggin, Vice President and
                              Chief Financial Officer

                           SIGNATURES
               SOUTHWEST ROYALTIES HOLDINGS, INC.


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                        SOUTHWEST
                              ROYALTIES HOLDINGS, INC.


                                                              By:
                                   /s/ Bill E. Coggin

-------------------------

Bill E. Coggin, Vice President
                                   and

Chief Financial Officer

                                                            Date:
                                   November 26, 2001


      Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.


Date: November 26, 2001            /s/ Bill E. Coggin
                              ----------------------------------
                              Bill E. Coggin, Vice President and
                              Chief Financial Officer

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